Exhibit 99.1

Navidea Biopharmaceuticals Announces Stock Purchase Agreement;

Other Business Updates

DUBLIN, Ohio--(BUSINESS WIRE)--Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, today announced execution of a Stock Purchase Agreement (the “Purchase Agreement”) with an existing investor, John K. Scott, Jr. (the “Investor”), pursuant to which the Company will issue to the Investor in a private placement (the “Private Placement”) up to $3.0 million in shares (the “Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

Stock Purchase Agreement

The Private Placement will occur in multiple tranches. The initial closing occurred on March 22, 2019 (the “Initial Closing Date”), at which the Investor purchased $50,000 worth of Securities at a per share price of $0.14, which was the closing price of a share of Common Stock reported on the NYSE American market for the business day immediately before the Initial Closing Date. From time to time, on such date or dates to be determined by the Company and the Investor, which date will not be later than June 15, 2019 (each a “Subsequent Closing Date”), the Investor agrees to purchase such amount of Securities agreed upon by the Company and the Investor, at a per share price to be determined in good faith by the Company and the Investor which price may be less than the greater of book or market value of one share of Common Stock within the meaning of the NYSE American standards, provided that the total amount of Securities sold at any Subsequent Closing shall not exceed (i) $3.0 million worth of the Securities less the aggregate purchase price paid by the Investor to the Company for any Securities purchased at any prior Closing, (ii) the number of shares that may be issued without violating the rules and regulations of the NYSE American, and (iii) the amount of shares that would result in the beneficial ownership in the Company by the Investor and his affiliates being equal to or less than 33.0% of the then issued and outstanding shares of Common Stock.

The Securities are subject to a 180-day lock-up and there are no registration rights. The Company plans to use the proceeds from the Private Placement for general working capital purposes, including, without limitation, research and development, and other operating expenses.

"Our family’s continued investment in Navidea reflects our ongoing confidence in the technology and the current management of the company,” stated John K. Scott, Jr.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Compliance with NYSE American Continued Listing Standards

As previously reported, the Company received a notification from the NYSE American LLC (the “NYSE American”) stating that Navidea was not in compliance with certain provisions of the NYSE American continued listing standards, including Section 1003(f)(v), which relates to the selling price per share of the Company’s securities. The NYSE American staff initially granted Navidea a plan period through February 14, 2019 to regain compliance with Section 1003(f)(v) by effecting a reverse stock split or otherwise demonstrating sustained price improvement. In August 2018, Navidea’s stockholders voted to approve a potential amendment to the Company’s amended and restated certificate of incorporation to effect a reverse split of the Company’s common stock, as determined by the Board of Directors at its discretion, of a ratio of not less than one-for-five and not more than one-for-twenty. On January 28, 2019, the NYSE American granted the Company an extension until March 31, 2019 to regain compliance with Section 1003(f)(v) of the NYSE American’s continued listing standards. The Company is currently in discussions with the NYSE American regarding the timing of a potential reverse stock split later than March 31, 2019.

Receipt of Audit Opinion with Going Concern Qualification

As previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the Securities and Exchange Commission on March 15, 2019, the Company’s audited financial statements contained a going concern explanatory paragraph in the audit opinion from its independent registered public accounting firm. This announcement is pursuant to NYSE American Company Guide Sections 401(h) and 610(b), and does not represent any change or amendment to the Company’s financial statements or to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept™ platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. The development activities of the Manocept immunotherapeutic platform are being conducted by Navidea in conjunction with its subsidiary, Macrophage Therapeutics, Inc. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts.

For more information, please visit www.navidea.com.

Forward-Looking Statements

This release and any oral statements made with respect to the information contained in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: any future actions by Platinum-Montaur; general economic and business conditions, both nationally and in our markets; our history of losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; our expectations and estimates concerning future financial performance, financing plans and the impact of competition; our ability to raise capital sufficient to fund our development and commercialization programs; our ability to implement our growth strategy; anticipated trends in our business; advances in technologies; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Contact

Navidea Biopharmaceuticals, Inc.

Jed Latkin, CEO, 614-973-7490

jlatkin@navidea.com